Subsequent events	3 Months Ended
Mar. 31, 2021
7. Subsequent events:

The corporation has determined there are no subsequent events except following:

On April 28,2021, the company announced it has entered into a definitive agreement with institutional investors in a private placement of 3,669,724 shares of common stock and warrants to purchase 1,834,862 shares of common stock at a combined purchase price of $2.18 per share for gross proceeds of approximately $8,000,000 before deducting fees and other estimated offering expenses. The warrants will have an exercise price of $2.50 per share, will be immediately exercisable and will expire five years from the date of issuance. A.G.P./Alliance Global Partners is acting as sole placement agent for the private placement.